UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2014

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

On July 15, 2014, RMG Networks Holding Corporation (the “Company”) entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement, dated April 19, 2013 (as subsequently amended, the “Senior Credit Agreement”), by and among it and certain of its direct and indirect domestic subsidiaries party thereto from time to time as borrowers (the “Borrowers”), certain of its direct and indirect domestic subsidiaries party thereto from time to time as guarantors (the “Guarantors” and, together with the Borrowers, collectively, the “Loan Parties”, and the financial institutions from time to time party thereto as lenders (the “Senior Lenders”). The Third Amendment amends certain provisions of the Senior Credit Agreement, including (i) increasing the principal amount of the term loan thereunder (the “Term Loan”) from $8 million to $12 million, (ii) changing the interest rate applicable to the Term Loan to a fixed rate of 12% per annum (from a rate equal to the Base Rate plus 6.25% or the LIBOR Rate plus 7.5%, at the election of the Borrowers) and (iii) changing the maturity date of the Term Loan from April 19, 2018 to July 15, 2017. The Third Amendment also includes, among other things, revisions to the financial and operational covenants contained in the Senior Credit Agreement that provide greater covenant cushion to the Company, including by eliminating certain financial covenants, and deferring the first date on which the remaining financial covenants are to be tested for compliance.

In connection with, and prior to the execution of, the Third Amendment, the Senior Lenders under the Senior Credit Agreement sold and assigned their interests in the Senior Credit Agreement to a new lender group that consists of (i) an entity affiliated with Gregory H. Sachs, the Company’s Executive Chairman, and (ii) an entity related to 2012 DOOH Investments LLC, a significant stockholder of the Company. In addition, Comvest Capital II, L.P. resigned from its position as administrative agent under the Senior Credit Agreement, and an affiliate of 2012 DOOH Investments LLC was appointed administrative agent.

A copy of the Third Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.     Other Events.

On July 16, 2014, the Company issued a press release announcing the execution of the Third Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated as of July 15, 2014.
99.1	Press release issued July 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 16, 2014

RMG NETWORKS HOLDING CORPORATION

By:  /s/ Loren Buck

Name: Loren Buck

Title: EVP

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated as of July 15, 2014.
99.1	Press release issued July 16, 2014.